EXHIBIT 10T.2


                     AMENDMENT NO.2 TO EMPLOYMENT AGREEMENT


         MADE AND ENTERED INTO this 25th day of May, 2004 by and between DECORATOR INDUSTRIES, INC., a Pennsylvania corporation, with offices at Suite 201, 10011 Pines Boulevard, Pembroke Pines, Florida 33024 (hereinafter called "Decorator" or "Employer") and WILLIAM BASSETT, residing at 1167 N.W. 97th Drive, Coral Springs, Florida 33071 (hereinafter called the "Employee").

                                   WITNESSETH:

         WHEREAS, the parties hereto entered into an employment agreement dated August 2, 1994 (hereinafter the "Employment Agreement"), as amended by an Amendment to Employment Agreement dated July 29, 2003 (the "Agreement") (together, the "Agreement"); and

         WHEREAS, the parties desire to amend the Agreement as hereinafter provided.

         NOW, THEREFORE, in consideration of the mutual covenants, promises, warranties and agreements hereinafter set forth, the parties, intending to be legally bound hereby each for themselves and their respective heirs, successors and assigns, covenant, warrant, promise and agree that the reference to sixty percent (60%) in the 3rd line of Paragraph 3.1 of the Agreement and is deleted and seventy percent (70%) is substituted in lieu thereof.

         Except as provided herein, all the other terms of the Agreement shall remain as heretofore.


ATTEST:                                      DECORATOR INDUSTRIES, INC.

                                             By:  The Compensation Committee



/s/ Michael K. Solomon                       /s/ Thomas L. Dusthimer
----------------------                       ------------------------
Vice President
                                             /s/ Joseph N. Ellis
                                             ------------------------

                                             /s/ Ellen Downey
                                             ------------------------



                                             /s/ William Bassett
                                             ------------------------
                                             WILLIAM BASSETT